UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2022

NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281)
276-6100

NOBLE FINANCE COMPANY
(Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281)
276-6100

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This combined filing on Form
8-K
is separately filed by Noble Corporation plc, a public limited company formed under the laws of England and Wales (“
Noble
”), and Noble Finance Company, an exempted company incorporated in the Cayman Islands with limited liability (“
Finco
”) and a wholly owned subsidiary of Noble. Information in this filing relating to Finco is filed by Noble and separately by Finco on its own behalf. Finco makes no representation as to information relating to Noble (except as it may relate to Finco) or any other affiliate or subsidiary of Noble. This report should be read in its entirety as it pertains to each of Noble and Finco.
As previously disclosed, on June 23 2022, Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability, and certain of its subsidiaries (together, the “
Company
”) entered into an Asset Purchase Agreement (as amended, the “
Asset Purchase Agreement
”) with Shelf Drilling (North Sea), Ltd. and Shelf Drilling, Ltd. (together, “
Shelf Drilling
”) relating to the sale by the Company and the purchase by Shelf Drilling (the “
Rig
Transaction
”) of five jackup rigs known as the
Noble Hans Deul
,
Noble Houston Colbert
,
Noble Lloyd Noble
(the “
NLN Rig
”),
Noble Sam Hartley
and
Noble Sam Turner
and all related support and infrastructure (collectively, and together with the related offshore and onshore personnel and related operations, the “
Divestment Business
”).

Item 2.01	Completion of Acquisition or Disposition of Assets
On October 5, 2022, the Company and Shelf Drilling completed the Rig Transaction as part of the previously disclosed and recently completed business combination with The Drilling Company of 1972 A/S (the “
Business Combination
”). In connection with the Rig Transaction, and pursuant to the terms and conditions set forth in the Asset Purchase Agreement, the Divestment Business was transferred by the Company to Shelf Drilling for a purchase price of US$375 million in cash, which was paid by Shelf Drilling to the Company at the completion of the Rig Transaction (the “
Completion
”).
On the Completion, Noble Drilling Norway AS (“
Noble Norway
”) and a member of the Shelf Drilling group (the “
Shelf Group
”), which is now the owner of the NLN Rig, entered into a charter agreement (the “
NLN Charter Agreement
”), pursuant to which Noble Norway will charter the NLN Rig from the Shelf Group during the period from the Completion until the date of the NLN Completion (as defined in the Asset Purchase Agreement) in order to allow Noble Norway to complete its current obligations under the NLN Drilling Agreement (as defined in the Asset Purchase Agreement). At the end of the charter period, Noble Norway will redeliver the NLN Rig to the Shelf Group.

Item 7.01	Regulation FD Disclosure.
On October 5, 2022, Noble issued a press release announcing the Completion. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), and shall not be incorporated by reference into any filings made by Noble under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form
8-K
includes forward-looking statements within the meaning of the federal securities laws with respect to the Rig Transaction, including statements regarding the NLN Charter Agreement and redelivery of the NLN Rig. These forward-looking statements are generally identified by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “should,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based upon current expectations, beliefs, estimates and assumptions considered reasonable as and when made by Noble and its management. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) risks related to the Business Combination and the Rig Transaction, (ii) the effects of public health threats, pandemics and epidemics, such as the ongoing outbreak of COVID-19,
and the adverse impact thereof on Noble’s business, financial condition and results of operations, including but not limited to Noble’s growth, operating costs, supply chain, availability of labor, logistical capabilities, customer demand for Noble’s services and industry demand generally, Noble’s liquidity, the price of Noble’s securities and trading markets with respect thereto, Noble’s ability to access capital markets, and the global economy and financial markets generally, (iii) the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, cost inflation, factors affecting the level of activity in the oil and gas industry, the conflict in Ukraine, and supply and demand of drilling rigs, (iv) factors affecting the duration of contracts, the actual amount of downtime, (v) factors that reduce applicable dayrates, operating hazards and delays, (vi) risks associated with operations outside the United States, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with or changes in environmental, health, safety, tax and other regulations or requirements or initiatives (including those addressing the impact of global climate change or air emissions), violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of rigs, hurricanes and other weather conditions, and the future price of oil and gas, and (vii) the ability to implement business plans, forecasts, and other expectations (including with respect to synergies and financial and operational metrics, such as EBITDA and free cash flow) after the completion of the Business Combination, and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. There can be no assurance that the future developments affecting Noble will be those that we have anticipated.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Noble’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements or from our historical experience and our present expectations or projects. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Noble’s businesses, including those described in Noble’s or Noble Corporation’s, as applicable, most recent Annual Report on
Form 10-K, Quarterly
Reports on
Form 10-Q and
Current Reports on
Form 8-K and
other documents filed from time to time by Noble with the SEC. Noble wishes to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Except as required by law, Noble is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release issued by Noble Corporation plc, dated October 5, 2022.

104	—	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date: October 5, 2022	By:	/s/ William E. Turcotte
William E. Turcotte
Senior Vice President, General Counsel and Corporate Secretary

NOBLE FINANCE COMPANY

	By:	/s/ Richard B. Barker
Richard B. Barker
Senior Vice President and Chief Financial Officer